UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule §240.14a-12

FPA CAPITAL FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY! SAMPLE BALLOT ONLY

FPA CAPITAL FUND, INC.

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 8, 2020

The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood and E. Lake Setzler, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto.  Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Special Meeting of Shareholders of FPA Capital Fund (the “Fund”) to be held at 10:00 a.m. Pacific Time on December 8, 2020, in a virtual meeting format only, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement.  The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 605-1957. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:  The Notice of Meeting, proxy statement and proxy card are available at: https://vote.proxyonline.com/fpa/docs/CapitalFund2020.pdf.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Proxy ID Number	Bar Code	CUSIP

FPA CAPITAL FUND, INC.	PROXY CARD

NOTE:  Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.  THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSALS.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Example: •

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization with Bragg Capital Trust to reorganize FPA Capital Fund, Inc. with and into FPA Queens Road Small Cap Value Fund.	O	O	O

2.	To approve the adjournment of the Meeting, if necessary or appropriate, to solicit additional proxies.	O	O	O

3.	To transact such other business as may properly come before the Meeting,or any adjournment(s) or postponement(s) thereof.

THANK YOU FOR VOTING

Proxy ID Number	Bar Code	CUSIP

November 17, 2020

Dear Shareholder,

Thank you for being an investor in the FPA Capital Fund (FPPTX). We are writing because your action is critical. Enclosed are proxy materials for the upcoming Special Meeting of Shareholders scheduled for December 8, 2020. Please cast your important proxy vote today.

You can also call (888) 605-1957 no later than December 8 to vote your shares. The phone call will take less than ~3 minutes.

If you have any questions, please contact Ryan Leggio, Partner at (310) 996-5484 or rleggio@fpa.com.

J. Richard Atwood

President of FPA Capital Fund

11601 Wilshire Boulevard, Suite 1200 | Los Angeles, CA  90025 | T 310.473.0225 | F 310.996.5450